SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                   (Amendment No.)

Filed by the Registrant             [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[  ]     Definitive additional Materials

[  ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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             pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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




                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       3801 EAST FLORIDA AVENUE, SUITE 508
                             DENVER, COLORADO 80210


                                                                  April 29, 2005


TO THE SHAREHOLDERS OF BIRNER
DENTAL MANAGEMENT SERVICES, INC.:

You are cordially invited to attend the 2005 Annual Meeting of Shareholders (the "Meeting") of Birner Dental Management Services, Inc. (the "Company"), to be held on Tuesday, June 7, 2005, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.

Please read the enclosed Proxy Statement for the Meeting. Whether or not you plan to attend the Meeting, please sign, date and return the proxy card in the enclosed envelope to Computershare Trust Company, Inc. as soon as possible so that your vote will be recorded. If you attend the Meeting, you may withdraw your proxy and vote your shares in person.

Very truly yours,

BIRNER DENTAL MANAGEMENT SERVICES, INC.



By:      /s/ Frederic W. J. Birner
         -------------------------
         Name:    Frederic W.J. Birner
         Title:   Chairman of the Board and Chief Executive Officer

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       3801 EAST FLORIDA AVENUE, SUITE 508
                             DENVER, COLORADO 80210

                           ---------------------------


                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS
                             TO BE HELD JUNE 7, 2005

                           ---------------------------


TO OUR SHAREHOLDERS:

The 2005 Annual Meeting of Shareholders (the "Meeting") of Birner Dental Management Services, Inc., a Colorado corporation (the "Company"), will be held on Tuesday, June 7, 2005, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, for the following purposes:

(1) to elect one Class II director to serve for a term of three years or until a successor is duly elected and qualified; (2) to consider and vote upon a proposal to approve the Company's 2005 Equity Incentive Plan; (3) to consider such other matters as may properly come before the Meeting and at any and all adjournments thereof.

As fixed by the Board of Directors, only shareholders of record at the close of business on April 11, 2005 are entitled to notice of and to vote at the Meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS


                       /s/ Dennis N. Genty
                       --------------------
                       Name: Dennis N. Genty
                       Title:   Chief Financial Officer, Secretary and Treasurer

Denver, Colorado
April 29, 2005

A PROXY CARD IS ENCLOSED. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE TO COMPUTERSHARE TRUST COMPANY, INC. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       3801 EAST FLORIDA AVENUE, SUITE 508
                             DENVER, COLORADO 80210


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                             To be held June 7, 2005

                           ---------------------------


                               GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Birner Dental Management Services, Inc., a Colorado corporation (the "Company"), for use at the Company's 2005 Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m., Mountain Time, on Tuesday, June 7, 2005, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to the shareholders of the Company on or about April 29, 2005.

The Company's Annual Report on Form 10-K (the "Annual Report"), which includes audited financial statements for the fiscal year ended December 31, 2004, is being mailed to shareholders of the Company simultaneously with this Proxy Statement. The Annual Report is not part of the Company's proxy soliciting materials.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

All voting rights are vested exclusively in the holders of the Company's Common Stock, without par value. Each share of the Company's Common Stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Holders of a majority of shares entitled to vote at the Meeting, when present in person or by proxy, constitute a quorum. On April 11, 2005, the record date for shareholders entitled to vote at the Meeting, 1,121,161 shares of the Company's Common Stock, without par value, were issued and outstanding.

Proxies in the enclosed form will be effective if properly executed and returned prior to the Meeting in the enclosed envelope to Computershare Trust Company, Inc., Proxy Department, P.O. Box 1596, Denver, Colorado 80201-1596. The Common Stock represented by each effective proxy will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are indicated on a proxy, all Common Stock represented by such proxy will be voted FOR election of the nominee named in the proxy as Class II director, FOR approval of the 2005 Equity Incentive Plan and, as to any other matters of business which properly come before the Meeting, by the named proxies at their discretion.

Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company, by voting in person at the Meeting or by filing at the Meeting a later executed proxy.

When a quorum is present, in the election of directors, the nominees having the highest number of votes cast in favor of their election will be elected to the Company's Board of Directors. With respect to any other matter that may properly come before the Meeting, unless a greater number of votes are required by law or by the Company's Amended and Restated Articles of Incorporation, a matter will be approved by the shareholders by the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted will be treated as shares that are present for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of the election of the Class II director, or of any other matter which properly may come before the Meeting, abstentions, broker non-votes and any other shares not voted will not be considered as votes cast. Thus, abstentions, broker non-votes and any other shares not voted will have no impact in the election of the Class II director, or any other matter which properly may come before the Meeting so long as a quorum is present.

The Company will pay the cost of soliciting proxies in the accompanying form. The Company has retained the services of Computershare Trust Company, Inc. to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $1,300 plus out-of-pocket expenses. Although there are no formal agreements to do so, proxies may be solicited by officers and other regular employees of the Company by telephone or by personal interview for which employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.


                   PROPOSAL ONE: ELECTION OF CLASS II DIRECTOR

General

The Company's Amended and Restated Articles of Incorporation provide for the classification of the Company's Board of Directors. The Board of Directors is divided into three classes. One class stands for re-election at each annual meeting of shareholders. The Board of Directors has set the size of the Board at five members. The Board of Directors currently is classified into two Class I directors whose terms will expire upon the election and qualification of directors at the annual meeting of shareholders held in 2007 (Thomas D. Wolf and Paul E. Valuck, D.D.S.), one Class II director whose term will expire upon the election and qualification of a director at the annual meeting of shareholders held in 2005 (Brooks G. O'Neil) and two Class III directors whose terms will expire upon the election and qualification of directors at the annual meeting of shareholders held in 2006 (Frederic W.J. Birner and Mark A. Birner, D.D.S). At each annual meeting of shareholders, directors will be elected by the shareholders of the Company for a full term of three years to succeed those directors whose terms are expiring. The powers and responsibilities of each class of directors are identical. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Mr. O'Neil was appointed to the Board of Directors on January 23, 2003 and has not yet been elected by shareholders. On June 8, 2004, Mr. Wolf was appointed to the Board of Directors and Mr. Dennis N. Genty resigned from the Board of Directors. The appointment of Mr. Wolf and the resignation of Mr. Genty enabled the Company to be in compliance with applicable Nasdaq rules that require that a majority of the Company's directors must be independent according to specified criteria. Shareholders have not yet elected Mr. Wolf. The Company's Chief Executive Officer submits nominees for director to the Board of Directors. The Company's nomination procedures require that an independent committee of the Board of Directors evaluate the nominees for director and then, by majority vote, recommend to the entire Board of Directors a nominee for appointment to the Company's Board of Directors.

Proxies cannot be voted for a greater number of persons than the number of nominees named therein. Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy FOR the election of the nominee for director named below. If, at the time of the Meeting, the nominee shall have become unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, as they determine in their discretion. If elected, the nominee will hold office until the year 2008 annual meeting of shareholders or until a successor is elected and qualified.

Class II Director Nominee

The Board of Directors unanimously recommends that the shareholders vote FOR election of the following nominee as a Class II director of the Company.

                    Name                   Age                Director Since
                    ----                   ---                --------------
               Brooks G. O'Neil            48                      2003



Mr. O'Neil's biography is set forth in "Directors and Executive Officers" below.

Continuing Directors

The persons named below will continue to serve as directors of the Company until the annual meeting of shareholders in the year indicated below and until their successors are elected and take office. Shareholders are not voting on the election of the Class I and Class III directors. The following table shows the names, ages and positions of each continuing director. Each of the directors' biographies is set forth in "Directors and Executive Officers" below.

The Company does not have a standing nominating committee, and nominations for director are made by the Company's independent directors (as defined in Nasdaq Rule 4200(a)(15)). The Board of Directors believes that, considering the size of the Company and the Board of Directors, nominating decisions can be made effectively on a case-by-case basis and there is no need for the added formality of a nominating committee.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board will consider director candidates proposed on a timely basis as described under "Shareholder Proposals", and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Shareholders must include sufficient information about candidates nominated as for director to enable the Company's independent directors to consider the candidate's qualifications and suitability for service on the Board. Although the Board does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board and its Committees.

The Company's Board does not presently provide a formal process for shareholders to send communications to the Board. Shareholders and other interested parties wishing to contact any member (or all members) of the board of Directors or any committee of the Board may do so by mail, addressed, either by name of title, to the Board of Directors or to any such individual director or group or committee of the directors, and such correspondence should be sent to the Company's principal office. The Board of Directors intends to continuously evaluate its communication process with the Company's shareholders, and may adopt additional procedures to facilitate shareholder communications with the Company's Board, consistent with standards of the professionalism and the Company's administrative resources.

      Class I - Term Expires in 2007

                  Name                       Age               Director Since
                  ----                       ---               --------------
      Thomas D. Wolf                         50                     2004
      Paul E. Valuck, D.D.S.                 48                     2001


      Class III - Term Expires in 2006

                   Name                      Age               Director Since
                   ----                      ---               --------------
     Frederic W.J. Birner                     47                    1995
     Mark A. Birner, D.D.S.                   45                    1995


Directors' Meetings and Committees

The entire Board of Directors met 18 times during the year ended December 31, 2004, including eight actions by unanimous consent. Each incumbent director attended 100% of the board meetings. The Audit Committee is comprised of outside directors and the full Board of Directors currently acts as the Company's Compensation Committee.

Audit Committee

The Audit Committee has as its primary responsibilities the sole responsibility to select, engage, compensate, and oversee the Company's independent registered public accounting firm and pre-approve all services to be performed by them: (1) the Company's financial reporting process generally, (2) the integrity of the financial statements of the Company, (3) the independent registered public accounting firm's qualifications and independence, (4) the performance of the Company's internal audit function and of the independent registered public accounting firm, and (5) the compliance by the Company with legal and regulatory requirements. The Audit Committee is comprised of outside directors. The current members of the Audit Committee are Brooks G. O'Neil, Paul E. Valuck, D.D.S and Thomas D. Wolf (Chairman). The Board of Directors has reviewed Rule 4200(a)(14) of the National Association of Securities Dealers and has determined that Messrs. O'Neil, Valuck and Wolf are independent directors as defined in that Rule. The Board has determined that Mr. O'Neil has accounting and related financial management expertise and is qualified as an audit committee financial expert within the meaning of SEC regulations. The designation of this audit committee financial expert is a SEC disclosure requirement related to his experience and understanding of certain accounting and auditing matters. The designation does not impose any greater duties, obligations, or liability upon this member than are generally imposed on Audit Committee members. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met four times in 2004 at which all members were present.

Compensation Committee

Currently, the full Board of Directors is acting as the Compensation Committee. The Compensation Committee determines officers' salaries and bonuses and administers the grant of stock options and other awards pursuant to the Birner Dental Management Services, Inc. 1995 Employee Plan (the "Employee Plan") and the Birner Dental Management Services, Inc. 1995 Stock Option Plan for Managed Dental Centers. Compensation for Frederic W.J. Birner, the Chief Executive Officer, and the other executive officers is determined by a majority of the independent directors of the Board of Directors. Frederic W.J. Birner, who is also a director, did not participate in discussions regarding his individual compensation. The Compensation Committee met five times in 2004 at which all members were present.

Audit Committee Report(1)

The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Hein & Associates LLP ("Hein"), the Company's independent registered public accounting firm, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee has received from Hein the written disclosures and the letter required to be delivered by Hein under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") addressing all relationships between the independent auditor and the Company that might bear on their independence. The Audit Committee has reviewed the materials received from Hein and has met with representatives of Hein to discuss the independence of their firm.

In connection with the new standards for independence of the Company's independent registered public accounting firm promulgated by the Securities and Exchange Commission, the Audit Committee has reviewed the non-audit services currently provided by the Company's independent registered public accounting firm and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent registered public accounting firm.

The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plan for their audit. The Audit Committee also discussed with the independent registered public accounting firm the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reports.

Based on the Audit Committee's review of the financial statements, its discussion with Hein regarding SAS 61, and the written materials provided by Hein under ISB Standard No. 1 and the related discussion with Hein of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

                                                     THE AUDIT COMMITTEE

                                                     Brooks G. O'Neil
                                                     Paul E. Valuck D.D.S.
                                                     Thomas D. Wolf (Chairman)



              PROPOSAL TWO: APPROVAL OF 2005 EQUITY INCENTIVE PLAN

The Board of Directors of the Company has adopted a new equity incentive plan called the Birner Dental Management Services, Inc. 2005 Equity Incentive Plan, or "2005 Plan." Adoption of the 2005 Plan is subject to shareholder approval at the Meeting. The 2005 Plan is intended to replace the Company's previous stock option plans and provide a plan under which the Company may grant options, shares of restricted stock or other types of equity-based compensation. The 2005 Plan is also intended to provide a plan under which the Company may compensate its non-employee directors. If the 2005 Plan is approved, no new awards will be granted under the Company's previous stock option plans.


-----------------
1 This Section is not "soliciting material", is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Company's Board of Directors believes that the Company must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of responsibility. The Company expects that the 2005 Plan will be an important factor in attracting, retaining and rewarding the high caliber employees, consultants and directors essential to the Company's success, and in motivating these individuals to strive to enhance its growth and profitability. The 2005 Plan is intended to ensure that the Company will continue to have available a reasonable number of shares to meet these goals.

The Company's directors, officers, employees and consultants and prospective directors, officers, employees and consultants, as well as those of the Company's affiliates and managed dental centers, are eligible to participate in the 2005 Plan. As of March 31, 2005, there were approximately 514 employees of the Company and the Company's affiliates and managed dental centers, plus the Company's non-executive directors, who would have been eligible to participate in the 2005 Plan.

The following summary of the 2005 Plan is qualified in its entirety by the specific language of the 2005 Plan, a copy of which is included as Appendix A to this proxy statement.

Administration

The 2005 Plan will be administered by a committee of two or more outside directors from the Company's Board of Directors. The committee will determine the eligible individuals to whom awards under the 2005 Plan may be granted, as well as the time or times at which awards will be granted, the number of shares subject to awards to be granted to any eligible individual, the life of any award, and any other terms and conditions of the grant in addition to those contained in the 2005 Plan. Each grant under the 2005 Plan will be confirmed by and subject to the terms of an award agreement.

Authorized Shares

The maximum number of shares of common stock that may be delivered to participants and their beneficiaries under the 2005 Plan will be 150,000. No participant may receive awards for any calendar year in excess of 75,000, and all awards for all participants in any calendar year may not exceed 125,000. Shares that may be issued under the 2005 Plan may be authorized but unissued shares or shares re-acquired and held in treasury. In addition, any shares subject to an award that expires or for any reason is terminated unexercised, and any shares of stock withheld for the payment of taxes or received by the Company as payment of the exercise price of an option or otherwise as contemplated by the 2005 Plan, will automatically become available for use under the plan.

If an award entitles the holder to receive or purchase shares, the number of shares covered by the award will be counted on the date of grant of the award against the aggregate number of shares available for granting awards under the 2005 Plan. Any shares that are used by a participant as full or partial payment to the Company of the purchase price relating to an award, including in connection with the satisfaction of tax obligations relating to an award, will again be available for granting awards (other than incentive stock options) under the 2005 Plan. In addition, if any shares covered by an award or to which an award relates are not purchased or are forfeited, or if an award otherwise terminates without delivery of any shares, then the number of shares counted against the aggregate number of shares available under the 2005 Plan to the extent of any such forfeiture or termination will again be available for granting awards under the plan.

Stock Options

The committee may grant stock options, which may be non-qualified stock options or incentive stock options (ISOs), to eligible individuals. The exercise price per share purchasable under a stock option will be determined by the committee, but the exercise price will not be less than 100 percent of the fair market value of a share on the date of grant. The aggregate fair market value, determined on the date of grant of any option, of shares with respect to which ISOs under the 2005 Plan or otherwise are exercisable for the first time by an option holder in any year may not exceed $100,000. The term of each stock option will be fixed by the committee at the time of grant, but in no event may it be more than 10 years from the date of grant. The committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price may be made or deemed to have been made. Any ISO authorized under the 2005 Plan will contain such provisions as the committee deems advisable, but will contain all provisions required in order to qualify the stock option as an ISO.

Restricted Stock

Shares of restricted stock will be subject to restrictions as the committee may impose, which may lapse separately or in combination at such time or times, in installments or otherwise as the committee may deem appropriate. The grant or vesting of restricted stock may be performance-based or time-based or both. Restricted stock grants may be "qualified performance-based awards," in which the grant or vesting of such restricted stock will be conditioned upon the attainment of performance goals. These goals may be established on a Company-wide basis or with respect to one or more affiliated corporations, managed dental centers or other business units, and can be on an absolute or relative basis. A "qualified performance-based award" is a grant of restricted stock designated as such by the committee at the time of grant based upon a determination that (A) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Internal Revenue Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such restricted stock awards and (B) the committee wishes such grant to qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Internal Revenue Code. The committee will specify the performance goals to which any "qualified performance-based award" will be subject. These may include cash flow; earnings per share; earnings before interest, taxes, depreciation and amortization; return on equity; total shareholder return; share price performance; return on capital; return on assets or net assets; total dental group practice revenue, revenue or net revenue, including net revenue per office; income or net income; operating income or net operating income; operating profit or net operating profit; operating margin or profit margin; return on total dental group practice revenue, revenue or net revenue; return on invested capital; and contribution from dental offices.

The provisions of restricted stock including any applicable performance goals need not be the same with respect to each participant. During the restriction period, the committee may require that stock certificates evidencing restricted shares be held by the Company. Other than these restrictions on transfer and any other restrictions the committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock award. Except as otherwise determined by the committee, upon a participant's termination of employment (as determined under criteria established by the committee) during the restriction period, all shares of restricted stock subject to restriction will be forfeited and reacquired by the Company.

Restricted Stock Units

A restricted stock unit is a measurement component equal to the fair market value of one share of the Company's common stock on the date for which a determination is made pursuant to the provisions of the 2005 Plan. The number of restricted stock units granted to a participant, the vesting schedule and the goals and objectives to be satisfied with respect to each grant of restricted stock units, and other terms and conditions applicable to a grant of restricted stock units will be determined by the committee. As soon as administratively practicable following vesting of restricted stock units (but no later than 60 days), shares equal to the number of restricted stock units will be distributed to the participant.

Other Stock-Based Awards

Other awards of common stock and other awards that are valued by reference to, or otherwise based upon common stock, including without limitation dividend equivalents and convertible debentures, may also be granted under the 2005 Plan, either alone or in conjunction with other awards.

Transferability of Awards

Awards are nontransferable other than by will or the laws of descent and distribution. However, in the discretion of the committee, nonqualified stock options may be transferred to members of the holder's immediate family. The transfer may be made directly or indirectly or by means of a trust, partnership or otherwise. Stock options may be exercised only by the initial holder, any such permitted transferee or a guardian, legal representative or beneficiary.

Change of Control

Notwithstanding any exercise dates or vesting provisions stated in any agreement pertaining to any award, upon the occurrence of a change in control (as defined in the 2005 Plan) all exercise dates of any outstanding award shall accelerate and all outstanding awards shall vest.

Amendments and Termination

The Company's Board of Directors may at any time amend, alter or terminate the 2005 Plan, but no amendment may be made without the approval of the Company's shareholders to the extent such approval is required to enable the 2005 Plan to satisfy any applicable statutory or regulatory requirements or if the Company determines on the advice of counsel that shareholder approval is otherwise necessary or desirable.

Term of the Plan

Unless earlier terminated by the Company's Board of Directors, the 2005 Plan will terminate on March 17, 2015.

Summary of Federal Income Tax Consequences

The 2005 Plan is designed to preserve the Company's ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain awards granted under the 2005 Plan. Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock options, certain restricted stock grants, performance shares and performance units awarded under the 2005 Plan to qualify as "performance-based" within the meaning of Section 162(m), the 2005 Plan limits the sizes of such awards as described in "Authorized Shares" above. While the Company believes that for federal income tax purposes it will generally be able to deduct the compensation expense related to awards under the 2005 Plan, under certain circumstances, such as a change of control of the Company, compensation paid in settlement of performance share and performance unit awards may not qualify as "performance-based." By approving the 2005 Plan, the shareholders will be approving, among other things, eligibility requirements for participation in the 2005 Plan, financial performance measures upon which specific performance goals applicable to certain awards may be based, limits on the numbers of shares or compensation that could be made subject to certain awards, and the other material terms of the awards described above.

Stock Options

The tax consequences of options granted under the plan are complex and depend, in large part, on the surrounding facts and circumstances. This section provides a brief summary of certain significant federal income tax consequences of the 2005 Plan, under existing U.S. law. This summary is not a complete statement of applicable law and is based upon the Code, as well as administrative and judicial interpretations of the Code as in effect on the date of this description. If federal tax laws, or interpretations of such laws, change in the future, the information provided here may no longer be accurate. This section does not consider state, local, or foreign tax consequences nor does it discuss the effect of gift, estate, or inheritance taxes, except with respect to transferred options.

No later than the date as of which an amount first becomes includible in the gross income of a participant for federal income tax purposes with respect to any award under the 2005 Plan, the participant must pay the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The Company's obligations under the 2005 Plan are conditional on such payment or arrangements, and the Company will, to the extent permitted by law, be entitled to take such action and establish such procedures as the committee deems appropriate to withhold or collect all applicable payroll, withholding, income or other taxes from a participant.

A participant will not recognize any taxable income and the Company will not be entitled to a deduction when a non-qualified option is granted. When a non-qualified option is exercised, the excess of the fair market value of the shares acquired on the exercise of the option over the exercise price will be taxable to a participant as ordinary income. The Company, in computing its U.S. federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the participant, subject to certain limitations. When a participant sells his or her shares of stock, the participant generally will have a capital gain (or loss), depending on the difference between the sale price and the fair market value of the stock on the date the participant exercised his or her option. The capital gain (or loss) is considered "long term" or "short term" depending on how long the participant has held such stock.

A participant will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise (i.e., the excess of the fair market value of the shares acquired on the exercise of the option over the option exercise price) will be includible in alternative minimum taxable income, and, thereby, may subject the participant to the alternative minimum tax. Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO, after the later of (A) two years from the date of grant of the ISO or (B) one year after the transfer of the shares to the participant (the "ISO Holding Period"), the participant will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The Company is not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if a participant disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period.

Restricted Stock and Restricted Stock Units

Unless the participant files an election to be taxed under Section 83(b) of the Code, (A) the participant will not realize income upon the grant of restricted stock or restricted stock units that are subject to a substantial risk of forfeiture, (B) the participant will realize ordinary income and the Company will be entitled to a corresponding deduction when the restrictions have been removed or expire or shares of stock underlying restricted stock units are issued, and (C) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire or, if the restricted stock is not subject to a substantial risk of forfeiture, the date the restricted stock is issued. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the participant and the Company will be determined as of the date of the grant of the restricted stock or restricted stock unit rather than as of the date of the removal or expiration of the restrictions.

When the participant disposes of restricted stock, including restricted stock issued in connection with a restricted stock unit, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss. Such capital gain (or loss) will be considered "long-term" or "short-term" depending on how long the participant has held the restricted stock.

Award Information

It is not possible at this time to determine future awards that will be made pursuant to the 2005 Plan, although the Company expects the committee to consider making awards during 2005.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of April 11, 2005, by (i) all persons known by the Company to be the beneficial owners of 5% or more of the Common Stock, (ii) each director, (iii) each of the executive officers listed on the summary compensation table, and (iv) all executive officers and directors as a group. Unless otherwise indicated, the address of each of the persons named below is the Company's address, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.

                                                           Number of Shares
                 Name of Beneficial Owner                 Beneficially Owned         Percent of Class (1)(2)
                 ------------------------                 ------------------         -----------------------
    Frederic W.J. Birner (3)....................                 149,099                      12.7%
    Mark A. Birner, D.D.S. (4)..................                 221,505                      19.0%
    Dennis N. Genty (5).........................                 164,751                      14.1%
    Brooks G. O'Neil (6)........................                  22,273                       2.0%
    Lee Schlessman (7).........................                  134,078                      12.0%
    Paul E. Valuck, D.D.S (8).....................                21,273                       1.9%
    Thomas D. Wolf (9)..........................                  25,456                       2.2%
    All executive officers and directors (six
    persons) (10)...............................                 608,357                      46.3%


(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of April 11, 2005, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Percentage of ownership for each beneficial owner is based on shares of Common Stock outstanding at April 11, 2005 plus any options or warrants currently exercisable or exercisable within 60 days of April 11, 2005, computed separately for each beneficial owner using information provided in the following footnotes.

(3) Includes 46,667 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable and 5,000 shares of Common Stock that are issuable upon the exercise of warrants that are currently exercisable.

(4) Includes 33,333 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable and 10,000 shares of Common Stock that are issuable upon the exercise of warrants that are currently exercisable.

(5) Includes 33,333 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable and 10,000 shares of Common Stock that are issuable upon the exercise of warrants that are currently exercisable. Includes 59,693 shares of Common Stock owned by Mr. Genty's wife. Mr. Genty disclaims beneficial ownership of all shares held by his wife.

(6) Includes 18,000 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable.

(7) Includes 64,046 shares of Common Stock over which Mr. Schlessman has sole voting power pursuant to certain powers of attorney, but for which he disclaims beneficial ownership, based on SEC Schedule 13G filed April 24, 2003. The address for Mr. Schlessman is 1301 Pennsylvania Street, Suite 800, Denver, CO 80203.

(8) Includes 16,000 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable.

(9) Includes 12,000 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable. Includes 2,180 shares of Common Stock of the total 4,360 shares of Common Stock held by Gorge Investment LLC, representing Mr. Wolf's 50% ownership interest.

(10) Includes 184,333 shares of Common Stock issuable upon the exercise of options and warrants held by all executive officers and directors as a group that are currently exercisable or are exercisable within 60 days of April 11, 2005.


There has been no change in control of the Company since the beginning of its last fiscal year, and there are no arrangements known to the Company, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Equity Compensation Plan Information

The following table sets forth information concerning options, warrants and rights outstanding and available for granting as of December 31, 2004:

                                          (a)                           (b)                             (c)
                                                                                          Number of securities remaining
                               Number of securities to be    Weighted-average exercise    available for future issuance
                                issued upon exercise of        price of outstanding         under equity compensation
                                  outstanding options,          options, warrants           plans (excluding securities
Plan category                     warrants and rights               and rights               reflected in column (a))
-------------                  --------------------------    -------------------------    -------------------------------
Equity compensation plans
approved by security holders           263,707                       $10.22                         231,369

Equity compensation plans
not approved by security
holders                                      -                            -                               -
                                       -------                       ------                         -------          -

Total                                  263,707                       $10.22                         231,369
                                       =======                       ======                         =======

Options and warrants issued are generally for a period of five years and generally vest 33% each year for three years, provided however, that upon a change in control of the Company, all options and warrants shall automatically become vested.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning each of the directors and executive officers of the Company. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Officers are appointed by and serve at the discretion of the Board of Directors.

       Name               Age                     Position
       ----               ---                     --------
Frederic W.J. Birner      47    Chairman of the Board, Chief Executive Officer
                                and Director
Mark A. Birner, D.D.S.    45    President and Director
Dennis N. Genty           47    Chief Financial Officer, Secretary and Treasurer
Brooks G. O'Neil          48    Director
Paul E. Valuck, D.D.S.    48    Director
Thomas D. Wolf            50    Director


Business Biographies

Frederic W.J. Birner is a founder of the Company and has served as Chairman of the Board and Chief Executive Officer since the Company's inception in May 1995. Mr. Birner is the brother of Mark A. Birner, D.D.S.

Mark A. Birner, D.D.S. is a founder of the Company and has served as President, and as a director, since the Company's inception in May 1995. Dr. Birner is the brother of Frederic W.J. Birner.

Dennis N. Genty is a founder of the Company and has served as Secretary since May 1995, and as Chief Financial Officer and Treasurer since September 1995.

Brooks G. O'Neil was appointed as a director of the Company on January 23, 2003. Mr. O'Neil joined Dougherty & Co. as Senior Research Analyst for health care on January 20, 2004. From March 2001 until January 2003, he served as a principal of TripleTree, LLC, an investment-banking firm focused on information technology and health care. Prior to this, Mr. O'Neil was a Managing Director of Piper Jaffray for 15 years where he was an institutional equity salesman, health care research analyst and investment banker.

Paul E. Valuck, D.D.S. has been in private dental practice in Denver since January 1998.

Thomas D. Wolf was appointed as a director of the Company on June 8, 2004. Mr. Wolf is currently the CEO and CFO of Security Systems, Inc., a privately held company in the security business, and has extensive experience in institutional lending, corporate finance and venture capital.

                       DIRECTOR AND EXECUTIVE COMPENSATION

Director Compensation

Prior to October 1, 2002, directors did not receive cash compensation from the Company for their services as directors nor were they reimbursed for expenses in connection with attendance at Board of Directors and committee meetings. Outside directors are currently entitled to: 1) a $1,000 per calendar quarter retainer,
2) $1,000 per Board of Directors meeting if attended in person, 3) $750 per Board of Directors meeting if attended by telephone, 4) $200 per quarterly Audit Committee meeting, 5) $1,000 per annual Audit Committee meeting and 6) $1,000 quarterly retainer for the Chairman of the Audit committee. During 2004, director compensation consisted of $7,900 paid to Mr. O'Neil, $8,150 paid to Dr. Valuck and $3,200 paid to Mr. Wolf.

Executive Compensation

Summary Compensation

The following table sets forth the compensation paid by the Company to the Chief Executive Officer and each of the executive officers of the Company who were paid total salary and bonus exceeding $100,000 during the fiscal year ended December 31, 2004 (the "Named Executive Officers").


                           Summary Compensation Table

                                                                                      Long-Term
                                                     Annual Compensation            Compensation
                                         ---------------------------------------  ----------------
                                                                                     Securities
                                                                                     Underlying        All Other
Name and Principal Position              Fiscal Year       Salary        Bonus    Options/Warrants   Compensation
---------------------------              -----------      --------      --------  ----------------   ------------
Frederic W.J. Birner                        2002          $225,000      $140,622     10,000 (1)             -
    Chairman of the Board,                  2003          $260,000      $234,508     33,334 (2)             -
    Chief Executive Officer and Director    2004          $260,000      $187,000            -               -


Mark A. Birner, D.D.S.                      2002          $150,000      $140,622     10,000 (1)             -
     President and Director                 2003          $185,000      $234,507     33,333 (2)             -
                                            2004          $185,000      $231,554           -                -


Dennis N. Genty                             2002          $150,000      $140,622     10,000 (1)             -
    Chief Financial Officer                 2003          $185,000      $234,506     33,333 (2)             -
    Treasurer and Secretary                 2004          $185,000      $231,554           -                -

---------------------
(1) Represents shares of Common Stock issuable upon exercise of warrants that were granted on February 11, 2002 with an exercise price of $5.06 per share.
(2) Represents shares of Common Stock issuable upon exercise of options that were granted on January 2, 2003 with an exercise price of $11.68 per share.

Option/ Warrant Grants

No options or warrants were granted to any of the Named Executive Officers during the fiscal year ended December 31, 2004.


Option Exercises and Holdings

The following table sets forth for the Named Executive Officers the number and value of securities underlying unexercised in-the-money options and warrants held as of December 31, 2004. None of the Named Executive Officers exercised any options or warrants during the fiscal year ended December 31, 2004.

             Aggregated Option/Warrant Exercises in Last Fiscal Year
                    and Fiscal Year End Option/Warrant Values

                                                              Number of Securities
                                  Options/Warrants           Underlying Unexercised            Value of Unexercised,
                                  Exercised During          Options/Warrants Held at       In-the-Money Options/Warrants
                                   Fiscal Year 2004            December 31, 2004            at December 31, 2004 (1)
                              --------------------------    ---------------------------    --------------------------
                              Shares Acquired    Value
Name                             On Exercise   Realized     Exercisable   Unexercisable    Exercisable     Unexercisable
----                          --------------   --------     ------------  -------------    -----------  ----------------
Frederic W.J. Birner                     -             -       40,001           3,333      $  366,943      $   48,962
Mark A. Birner, D.D.S.                   -             -       40,000           3,333      $  366,935      $   48,962
Dennis N. Genty                          -             -       40,000           3,333      $  366,935      $   48,962

----------
(1) In-the-money value is based on the difference between the stock option / warrant exercise price and the closing price of the Common Stock on the Nasdaq SmallCap Market on December 31, 2004 of $19.75 per share.

Compensation Committee Interlocks and Insider Participation

No executive officer of the Company currently serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or as an executive officer of the Company. See "Director and Executive Compensation" and "Certain Transactions" for a description of transactions between the Company and members of the Board of Directors.

Compensation Committee Report on Executive Compensation (2)

Currently, a majority of the independent Board members make determinations with respect to the compensation of the Chief Executive Officer and other executive officers. Messrs. Frederic W.J. Birner and Mark A. Birner, Board members who are also executive officers of the Company, did not participate in discussions regarding their individual compensation. The following report is submitted by the Board of Directors of the Company, in its capacity as Compensation Committee, pursuant to rules established by the Securities and Exchange Commission, and provides certain information regarding compensation of the Company's executive officers.


-----------------
2 This Section is not "soliciting material", is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Compensation Committee is responsible for establishing and administering a general compensation policy and program for the Company. The Compensation Committee also possesses all of the powers of administration under the Company's employee benefit plans, including all stock option plans and other employee benefit plans. Subject to the provisions of those plans, the Compensation Committee must determine the individuals eligible to participate in the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised.

Compensation Policies. The Company's executive compensation policies are designed to complement the Company's business objectives by motivating and retaining quality members of senior management, by aligning management's interests with those of the Company's shareholders and by linking total compensation to the performance of the Company. The Company's executive compensation policies generally consist of equity-based long-term incentives, short-term cash bonus incentives and competitive base salaries. The Compensation Committee will continue to monitor the performance of the Company and its executive officers in reassessing executive compensation.

Base Salary. The Compensation Committee reviews the base salaries of the Company's executive officers on an annual basis. Base salaries are determined based upon a subjective assessment of the nature and responsibilities of the position involved, the performance of the particular officer and of the Company, the officer's experience and tenure with the Company and base salaries paid to persons in similar positions with companies comparable to the Company.

Quarterly Bonus. Quarterly cash bonuses may be paid to the Company's executive officers based on the Company's financial performance. The Compensation Committee granted bonuses of $187,000, $231,554 and $231,554 to Mr. Frederic W.J. Birner, Mark A. Birner, D.D.S. and Mr. Dennis N. Genty, respectively, during 2004.

Long-Term Incentives. The Company's long-term compensation strategy has been focused on the grant of stock options under the stock option plans and warrants, which the Compensation Committee believes rewards executive officers for their efforts in improving long-term performance of the Common Stock and creating value for the Company's shareholders, and which the Compensation Committee believes aligns the financial interests of management with those of the Company's shareholders. During 2004, the Compensation Committee did not grant any options to any of the Named Executive Officers. If the 2005 Equity Incentive Plan is approved, the Compensation Committee will consider making awards of options, restricted stock or other interests permitted under the plan.

Chief Executive Officer Compensation for 2004. The compensation for Frederic W.J. Birner during 2004 consisted of his $260,000 base salary, which was established in 2003, and cash bonuses of $187,000. The Compensation Committee determined Mr. Birner's compensation based on the policies described above. Although the Compensation committee did not award Mr. Birner any equity-based incentives in 2004, it may do so in the future to further align his financial interests with those of the Company's shareholders.


                                      BOARD OF DIRECTORS ACTING AS
                                      COMPENSATION COMMITTEE
                                      Frederic W.J. Birner
                                      Mark A. Birner, D.D.S.
                                      Brooks G. O'Neil
                                      Paul E. Valuck D.D.S.
                                      Thomas D. Wolf

PERFORMANCE GRAPH (3)

The following line graph compares the percentage change from December 31, 1999 through December 31, 2004 for (i) the Common Stock, (ii) a peer group (the "Peer Group") of companies selected by the Company that are predominantly dental management companies located in the United States, (iii) the Nasdaq Composite Index and (iv) the S&P 500 Composite Index. The companies in the Peer Group are American Dental Partners, Inc., Coast Dental Services, Inc. and OCA, Inc. Historical stock price performance is not necessarily indicative of future stock price performance.


                  Comparison of 5-Year Cumulative Total Return
                       Assumes Initial Investment of $100


                         [INSERT PERFORMANCE GRAPH HERE]





                                        12/31/99     12/31/00     12/31/01        12/31/02       12/31/03      12/31/04
Description                             --------     --------     --------        --------       --------      --------
-----------
Birner Dental Management
  Services, Inc.                        $100.00       $ 34.10     $ 80.91         $ 176.89       $ 238.01      $360.45
Peer Group                               100.00        243.62      236.45            92.25          74.73        69.17
Nasdaq Composite Index                   100.00         60.82       48.18            33.13          49.95        54.53
S&P 500 Composite Index                  100.00         90.90       80.10            62.39          80.29        89.02

------------------
*Total return based on $100 initial investment and reinvestment of dividends


-----------------
3 This Section is not "soliciting material", is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

         RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

Hein has acted as the Company's independent registered public accounting firm since November 2001. The Company expects that representatives of Hein will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. These representatives will be available to respond to appropriate questions from shareholders at the meeting.

Hein was selected by the Audit Committee to perform the audit function for 2004. No independent registered public accounting firm has been selected to perform the audit function for 2005. It is expected that the Audit Committee will approve the engagement of an independent registered public accounting firm later in 2005.

Audit Fees

For the year ended December 31, 2004, the aggregate fees billed by Hein for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2004 were $49,000.

For the year ended December 31, 2003, the aggregate fees billed by Hein for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2003 were $46,597.

Audit Related Fees

For the year ended December 31, 2004, the aggregate fees billed by Hein for professional services rendered to the Company were $7,500 for the audit of the 401(k) retirement savings plan and $375 for the review of the 2004 proxy statement. For the year ended December 31, 2003, the aggregate fees billed by Hein for professional services rendered to the Company were $7,000 for the audit of the 401(k) retirement savings plan. The Audit Committee reviews and pre-approves audit-related and permissible non-audit services to be performed by our independent registered public accounting firm. The fees shown above for 2004 were approved in advance by the Audit Committee.

Tax Fees

None.

All Other Fees

None.


                               SECTION 16 REPORTS

Section 16(a) of the Securities Exchange Act of 1934, requires directors, executive officers and beneficial owners of more than 10% of the outstanding shares of the Company to file with the Securities and Exchange Commission initial reports of ownership and reports regarding changes in their beneficial ownership of shares in the Company. To the Company's knowledge and based solely on a review of the Section 16(a) reports furnished to the Company, Mr. O'Neil was late in filing his Statement of Changes in Beneficial Ownership on Form 4 for an August 10, 2004 transaction, Mr. Valuck was late in filing his Statement of Changes in Beneficial Ownership on Form 4 for an August 10, 2004 transaction and Mr. Wolf was late in filing his Initial Statement of Beneficial Ownership of Securities on Form 3 and his Statement of Changes in Beneficial Ownership on Form 4 for an August 10, 2004 transaction. All other Section 16(a) reports were filed on a timely basis.

                              SHAREHOLDER PROPOSALS

The Company must receive shareholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of shareholders on or before December 16, 2005. Proposals received after March 1, 2006 will be deemed untimely and will not be considered at the meeting.


                         2004 ANNUAL REPORT ON FORM 10-K

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 ACCOMPANIES THIS PROXY STATEMENT AND WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS REPORT IS NOT PART OF THE COMPANY'S PROXY SOLICITING MATERIALS. SHAREHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K SHOULD ADDRESS A WRITTEN REQUEST TO DENNIS N. GENTY, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, BIRNER DENTAL MANAGEMENT SERVICES, INC., 3801 EAST FLORIDA AVENUE, SUITE 508, DENVER, COLORADO 80210 OR THEY CAN OBTAIN THE INFORMATION ON THE COMPANY'S WEBSITE AT WWW.BDMS-PERFECTTEETH.COM. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.



                                 OTHER BUSINESS

As of the date of this Proxy Statement, management was not aware of any business not described above which would be presented for consideration at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

The above Notice and Proxy Statement are sent by order of the Board of Directors.



                              /s/ Dennis N. Genty
                              -------------------
                              Dennis N. Genty
                              Chief Financial Officer, Secretary and Treasurer

Denver, Colorado
April 29, 2005

PROXY                                                                   PROXY

Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders
                             To be held June 7, 2005

The undersigned hereby appoints Frederic W.J. Birner, Mark A. Birner, D.D.S. and Dennis N. Genty, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of Birner Dental Management Services, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Shareholders (the "Meeting") to be held on Tuesday, June 7, 2005, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado, and at any and all adjournments thereof for the following purposes:

(1) Election of Class II Director:

[ ]   FOR the nominee listed below

[ ]   WITHHOLD AUTHORITY to vote for the nominee listed below

                                Brooks G. O'Neil



(2)   Approval of 2005 Equity Incentive Plan:

[ ]   FOR

[ ]   AGAINST

[ ]   ABSTAIN



(3) In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Meeting.

(back of card)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" ELECTION OF THE NOMINEE FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS AND "FOR" APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected below.

                                               Dated

                                               ___________________________, 2005

                                               ________________________________

                                               ________________________________
                                               SIGNATURE (S) OF SHAREHOLDER (S)

                                               Please complete, date and
                                               sign exactly as your name
                                               appears hereon. If shares
                                               are held jointly, each
                                               holder should sign. When
                                               signing as attorney,
                                               executor, administrator,
                                               trustee, guardian or
                                               corporate official, please
                                               add your title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE TO COMPUTERSHARE TRUST COMPANY, INC., AS AGENT FOR THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.